Exhibit 10.16

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT is made and entered into as of December 16, 2011, by and among PREMIER, INC., a Delaware corporation (the “Company”) and PREMIER PURCHASING PARTNERS, L.P., a California limited partnership (“PPPLP”; together with the Company, collectively the “Borrowers”), each of the Domestic Subsidiaries of the Borrowers from time to time party hereto (individually a “Guarantor” and collectively the “Guarantors”; the Guarantors, together with the Borrowers (individually, an “Obligor” and collectively, the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Loan Agreement dated as of the date hereof (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”), among the Borrowers, the Guarantors and the Secured Party, the Secured Party has agreed to make Loans and to issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and the obligation of the Secured Party to make Loans and to issue Letters of Credit under the Loan Agreement that the Obligors shall have executed and delivered this Security Agreement for the benefit of the Secured Party.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                               Definitions.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Accession, Account, Chattel Paper, Commercial Tort Claim, Consumer Good, Deposit Account, Document, Electronic Chattel Paper, Equipment, General Intangible, Good, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Software, Supporting Obligation and Tangible Chattel Paper.

2.                               Grant of Security Interest.  (a)  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Credit Party Obligations, each Obligor hereby grants to the Secured Party a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(i)             all Accounts;

(ii)            all cash and Cash Equivalents;

(iii)           all Chattel Paper (including Electronic Chattel Paper);

(iv)          all Commercial Tort Claims as set forth on Schedule 2(a)(iv) to the this Security Agreement (as updated from time to time in accordance with provisions herein);

(v)           all Copyright Licenses;

(vi)          all Copyrights;

(vii)         all Deposit Accounts (other than Excluded Accounts);

(viii)        all Documents;

(ix)          all Equipment;

(x)           all Fixtures;

(xi)          all General Intangibles;

(xii)         all Goods;

(xiii)        all Instruments;

(xiv)        all Inventory;

(xv)         all Investment Property;

(xvi)        all Letter-of-Credit Rights;

(xvii)                all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (B) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (C) claims of an Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (D) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xviii)          all Patent Licenses;

(xix)                        all Patents;

(xx)                           all Payment Intangibles;

(xxi)                        all Securities Accounts;

(xxii)                     all Software;

(xxiii)                  all Supporting Obligations;

(xxiv)                 all Trademark Licenses;

(xxv)                    all Trademarks;

(xxvi)         all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xxvii)      all other personal property of any kind or type whatsoever owned by such Obligor; and

(xxviii)   to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.

(b)                          The Obligors and the Secured Party hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Credit Party Obligations, whether now existing or hereafter arising and (ii) is not to be construed as a present assignment of any Intellectual Property.

(c)                           The term “Collateral” shall include any Bank Products and any rights of the Obligors thereunder only for purposes of this Section 2.

(d)                          Notwithstanding the foregoing grant of a security interest, (i) no Account, Instrument, Chattel Paper or other obligation or property of any kind due from, owed by, or belonging to, a Sanctioned Person or Sanctioned Entity or (ii) any lease in which the lessee is a Sanctioned Person or Sanctioned Entity shall be Collateral.

(e)                           Notwithstanding the foregoing grant of a security interest, this Security Agreement shall not constitute a grant of a security interest in (i) any Excluded Assets (as defined in the Credit Agreement), (ii) any real property or (iii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property or Instruments, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including, without limitation, Sections 9-406, 9- 407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided, that for purposes of the foregoing, it is understood and agreed that the applicable Obligor will use its reasonable efforts to obtain a consent if permissible by the applicable Requirement of Law or the applicable contract, license, agreement, instrument or other document.

3.                               Provisions Relating to Accounts, Contracts and Agreements.

(a)                          Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. The Secured Party shall not have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)                          The Secured Party hereby authorizes the Obligors to collect the Accounts; provided, that the Secured Party may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Secured Party at any time after the occurrence and during the continuation of an Event of Default, any payments of Accounts, when collected by the Obligors (i) shall be forthwith (and in any event within two (2) Business Days) deposited by the Obligors in a collateral account maintained under the sole dominion and control of the Secured Party, subject to withdrawal by the Secured Party only as provided herein, and (ii) until so turned over, shall be held by the Obligors in trust for the Secured Party, segregated from other funds of the Obligors.

4.                                      Representations and Warranties.  Each Obligor hereby represents and warrants to the Secured Party that:

(a)                          Chief Executive Office; Books & Records; Legal Name; State of Formation.  No Obligor has in the four (4) months preceding the Closing Date changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule 4(a) attached hereto (as updated from time to time).

(b)                          Ownership.    Each Obligor is the legal and beneficial owner of its Collateral and, subject to Section 2(e), has the right to pledge, sell, assign or transfer the same.

(c)                           Security Interest/Priority.     This Security Agreement creates a valid security interest in favor of the Secured Party in the Collateral of such Obligor and, when properly perfected by filing, obtaining possession, the granting of control to the Secured Party or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by (i) filing, obtaining possession, the granting of control or otherwise under the UCC, (ii) filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) such other action as may be required pursuant to any applicable jurisdictions’ certificate of title statute, free and clear of all Liens except for Permitted Liens.

(d)                          Consents.     Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office, (iii) obtaining control to perfect the Liens created by this Security Agreement, (iv) compliance with the Federal Assignment of Claims Act or comparable state law, and/or (v) the filing, registration or other action required pursuant to any applicable certificate of title statute, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor) is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest or the exercise by the Secured Party of the rights and remedies provided for in this Security Agreement.

(e)                           Types of Collateral.  None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).

(f)                            Inventory.  No Inventory of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement.

(g)                                  Intellectual Property.

(i)                              Each of the Obligors and its Subsidiaries owns, or has the legal right to use, all Intellectual Property, tradenames, technology, know-how and processes necessary for each of them to conduct its business as currently conducted.

(ii)                           Except as disclosed in Schedule 6.17 to the Loan Agreement, (A) each Obligor has the right to use its Intellectual Property in perpetuity and without payment of royalties, (B) all registrations with and applications to Governmental Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any interest therein, held by any of the Obligors to maintain their validity or effectiveness, and (C) there are no restrictions on the direct or indirect transfer of any Contractual Obligation, or any interest therein, held by any of the Obligors in respect of such Intellectual Property which has not been obtained.

(iii)                        None of the Obligors is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use its Intellectual Property; no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Obligors or any of their Subsidiaries know of any such claim; and, to the knowledge of the Obligors or any of their Subsidiaries, the use of such Intellectual Property by any of the Obligors or any of its Subsidiaries does not infringe on the rights of any Person.

(iv)                       The Obligors have recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights, the Copyrights Royalty Tribunal or other Governmental Authority, all notices, statements of account, royalty fees and other documents and instruments required under the terms and conditions of any Contractual Obligation of the Obligors and/or under Title 17 of the United States Code and the rules and regulations issued thereunder (collectively, the “Copyright Act”), and are not liable to any Person for copyright infringement under the Copyright Act or any other law, rule, regulation, contract or license as a result of their business operations.

(v)                          All Intellectual Property of each Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.

(vi)                       Except as set forth in Schedule 6.17 to the Loan Agreement, none of the Intellectual Property of the Obligors is the subject of any licensing or franchise agreement.

(vii)                 No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Obligors.

(viii)                No action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Obligors, or which, if adversely determined, would have a material adverse effect on the value of any such Intellectual Property.

(ix)                      All applications pertaining to the Intellectual Property of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

(x)                         No Obligor has made any assignment or entered into any agreement in conflict with the security interest of the Secured Party in the Intellectual Property of each Obligor hereunder.

(h)                         Documents, Instruments and Chattel Paper.  All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligors’ knowledge, complete, valid, and genuine.

(i)                             Equipment.  With respect to each Obligor’s Equipment: (i) such Obligor has good and marketable title thereto; (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Obligor’s business; and (iii) no Equipment used in the conduct of such Obligor’s business is leased, except for non-material items.

(j)                            Restrictions on Security Interest.   None of the Obligors is party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.

5.                              Covenants.  Each Obligor covenants that, so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Loan Documents pursuant to the stated terms thereof) remain outstanding or any Loan Document is in effect, and until all of the Revolving Commitments shall have been terminated, such Obligor shall:

(a)                         Perfection of Security Interest by Filing, Etc.  Execute and deliver to the Secured Party and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any document as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case, as the Secured Party may reasonably request) and do all such other things as the Secured Party may reasonably deem necessary or appropriate (i) to assure to the Secured Party that its security interests hereunder are perfected, including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Secured Party may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the

UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit A attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit B attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit C attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Secured Party of its rights and interests hereunder. Each Obligor hereby authorizes the Secured Party to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Collateral as “all personal property” or “all assets” of such Obligor or that describes the Collateral in some other manner as the Secured Party deems necessary or advisable. Each Obligor agrees to mark its books and records to reflect the security interest of the Secured Party in the Collateral.

(b)                          Perfection of Security Interest by Possession.   If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Document, Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) any Collateral shall be stored or shipped subject to a Document or (iii) any Collateral shall consist of Investment Property in the form of certificated securities, promptly notify the Secured Party of the existence of such Collateral and, at the request of the Lender, deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Security Agreement.

(c)                           Perfection of Security Interest Through Control.   Except as otherwise provided in Section 7.14 of the Loan Agreement, if any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of a Securities Account or uncertificated Investment Property, cause the Securities Intermediary or the issuer, as applicable, with respect to such Investment Property to execute and deliver) to the Secured Party all control agreements, assignments, instruments or other documents as reasonably requested by the Secured Party for the purposes of obtaining and maintaining control of such Collateral. If any Collateral shall consist of Deposit Accounts or Securities Accounts, comply with Section 7.14 of the Loan Agreement.

(d)                          Other Liens.  Defend its interests in the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. The Secured Party does not authorize any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Loan Agreement.

(e)                           Preservation of Collateral.   Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable Requirement of Law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Secured Party has a valid, perfected and first priority security interest in such real or personal property.

(f)                            Changes in Structure or Location.    Except as permitted pursuant to Sections 7.2 or 8.4 of the Loan Agreement, no Obligor may (i) alter its legal existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or organization, or (iii) change its registered legal name.

(g)                           Collateral Held by Warehouseman, Bailee, etc.  If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Secured Party of such possession, (ii) notify such Person of the Secured Party’s security interest in such Collateral, (iii) instruct such Person to hold all such Collateral for the Secured Party’s account subject to the Secured Party’s instructions and (iv) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Secured Party.

(h)                          Treatment of Accounts.  (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than in the ordinary course of an Obligor’s business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

(i)                                     Covenants Relating to Inventory.

(i)                                     Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.

(ii)                                  Comply with all reporting requirements set forth in the Loan Agreement with respect to Inventory.

(iii)                               If any of the Inventory is at any time evidenced by a document of title, promptly notify the Secured Party thereof and, upon the request of the Secured Party, deliver such document of title to the Secured Party.

(j)                                    Covenants Relating to Copyrights.

(i)                              Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

(ii)                           Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain; (B) notify the Secured Party immediately if it knows, or has reason to know, that any Copyright could reasonably be expected to become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States, Canada or any other country) regarding an Obligor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Secured Party of any material infringement of any Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(iii)                        Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.

(k)                                 Covenants Relating to Patents and Trademarks.

(i)                              (A) Continue to use each Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Secured Party shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(ii)                           Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(iii)                        Promptly notify the Secured Party if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development

(including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any court or tribunal in any country) regarding an Obligor’s ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

(iv)          Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(v)           Promptly notify the Secured Party after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(vi)          Not make any assignment or agreement in conflict with  the security interest in the Patents or Trademarks of any Obligor hereunder.

(l)            New Patents, Copyrights and Trademarks.  At the time of delivery of the financial statements provided in accordance with Section 7.1(b) of the Loan Agreement, provide the Secured Party with (i) a listing of all applications, if any, for new Patents or Trademarks (together with a listing of application numbers), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Secured Party may request in a form acceptable to counsel for the Secured Party and suitable for recording to evidence the security interest of the Secured Party in the Copyright, Patent or Trademark which is the subject of such new application, and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

(m)          Intellectual Property Generally.    Upon request of the Secured Party, execute and deliver any and all agreements, instruments, documents, and papers as the Secured Party may reasonably request to evidence the Secured Party’s security interest in the Intellectual Property and the general intangibles relating thereto including, without limitation, the goodwill of the Obligors and their Subsidiaries relating thereto or represented thereby (or such other Intellectual Property or the general intangibles relating thereto or represented thereby as the Secured Party may reasonably request).

(n)           Commercial Tort Claims; Notice of Litigation.  At the time of delivery of the financial statements provided in accordance with Section 7.1(b) of the Loan Agreement, (i) forward to the Secured Party a listing of any and all Commercial Tort Claims of the Obligors, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Secured Party, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Secured Party’s security interest in any Commercial Tort Claims.

(o)           Status of Collateral as Personal Property.    At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture, unless the Secured Party has a first priority, perfected Lien on such real property or Fixture.

(p)           Regulatory Approvals.  If an Event of Default shall have occurred and be continuing, each Obligor shall take any action which the Secured Party may reasonably request in order to transfer and assign to the Secured Party, or to such one or more third parties as the Secured Party may designate, or to a combination of the foregoing, each Governmental Approval of such Obligor. To enforce the provisions of this subsection, upon the occurrence and during the continuance of an Event of Default, the Secured Party is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Governmental Authority an involuntary transfer of control of each such Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Obligor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed, and, if such Obligor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, such Obligor shall further use its reasonable best efforts to assist in obtaining Governmental Approvals, if required, for any action or transaction contemplated by this Security Agreement, including, without limitation, the preparation, execution and filing with the Governmental Authority of such Obligor’s portion of any necessary or appropriate application for the approval of the transfer or assignment of any portion of the assets (including any Governmental Approval) of such Obligor. Because each Obligor agrees that the Secured Party’s remedy at law for failure of such Obligor to comply with the provisions of this subsection would be inadequate and that such failure would not be adequately compensable in damages, such Obligor agrees that the covenants contained in this subsection may be specifically enforced, and such Obligor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(q)           Insurance.  Insure, repair and replace the Collateral of such Obligor as set forth in the Loan Agreement. All proceeds derived from insurance on the Collateral shall be subject to the security interest of the Secured Party hereunder.

(r)               Covenants Relating to the Assigned Agreements.

(i)            Upon the request of the Secured Party, each Obligor shall, at its expense, (A) furnish to the Secured Party copies of all material notices, requests and other documents received by such Obligor under or pursuant to the Assigned Agreements, and such other information and reports regarding the Assigned Agreements and (B) make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as an Obligor is entitled to make thereunder.

(ii)           Unless the applicable Obligor believes it is necessary in the prudent conduct of its business, no Obligor shall (A) cancel or terminate any Assigned Agreement of such Obligor or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of such Obligor or give any consent, waiver or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of such Obligor; or (D) take any other action in connection with any Assigned Agreement of such Obligor which would impair the value of the interest or rights of such Obligor thereunder or which would impair the interests or rights of the Secured Party.

(s)            Material Contracts.  At any time during which an Event of Default is continuing and upon the request of the Secured Party, with respect to any Material Contract, each Obligor will (i) execute and deliver (or cause to be executed and delivered) to the Secured Party a collateral assignment of such Material Contract and a consent to such collateral assignment, in each case in a form acceptable to the Secured Party, (ii) use commercially reasonable efforts to cause the other parties to such Material Contract to execute such consent and (iii) do any act or execute any additional documents required by the Secured Party to ensure to the Secured Party the effectiveness and first priority of its security interest in such Material Contract.

6.             License of Intellectual Property.  The Obligors hereby assign, transfer and convey to the Secured Party, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Credit Party Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors.

7.             Special Provisions Regarding Inventory.     Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Secured Party instructs such Obligor otherwise, without further consent or approval of the Secured Party, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Secured Party.

8.             Performance of Obligations; Advances by Secured Party.  At any time during which an Event of Default is continuing and on failure of any Obligor to perform any of the covenants and agreements contained herein, the Secured Party may, in its reasonable discretion, perform or cause to be performed the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Secured Party may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Credit Party Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Secured Party on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Loan Documents. The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

9.               Events of Default.

The occurrence of an event which under the Loan Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

10.             Remedies.

(a)           General Remedies.   Upon the occurrence of an Event of Default and during continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in the Loan Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Secured Party may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Secured Party at the expense of the Obligors any Collateral at any place and time designated by the Secured Party which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Secured Party’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Secured Party with respect to the Credit Party Obligations, the Obligors shall pay the Secured Party all reasonable documented costs and expenses incurred by the Secured Party, including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Credit Party Obligations, or in the prosecution or defense of any action or proceeding by or against the Secured Party or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Credit Party Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrowers in accordance with the notice provisions of Section 10.1 of the Loan Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

(b)           Remedies Relating to Accounts.   Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Secured Party has exercised any or all of its rights and remedies hereunder, the Secured Party shall have the right to enforce any Obligor’s rights against any account debtors and obligors on such Obligor’s Accounts.  Each Obligor acknowledges and agrees that the Proceeds of its

Accounts remitted to or on behalf of the Secured Party in accordance with the provisions of this Section shall be solely for the Secured Party’s own convenience and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein.  After the occurrence and during the continuance of an Event of Default, to the extent required by the Secured Party, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Secured Party to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Secured Party shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.

(c)           Access.   In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Secured Party, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.  In addition, the Secured Party may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.  If the Secured Party exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Secured Party to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Secured Party, appointing overseers for the Collateral and maintaining inventory records.

(d)           Nonexclusive Nature of Remedies.  Failure by the Secured Party to exercise any right, remedy or option under this Security Agreement, any other Loan Document or as provided by law, or any delay by the Secured Party in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Secured Party shall only be granted as provided herein. To the extent permitted by law, neither the Secured Party nor any party acting as attorney for the Secured Party shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Secured Party under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have.

(e)           Retention of Collateral.  In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the

Secured Party may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Credit Party Obligations. Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have retained any Collateral in satisfaction of any Credit Party Obligations for any reason.

(f)            Deficiency.   In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Loan Documents pursuant to the stated terms hereof) shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(g)           Other Security.  To the extent that any of the Credit Party Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Secured Party’s rights or the Credit Party Obligations under this Security Agreement or under any other of the Loan Documents.

11.          Rights of the Secured Party.

(a)           Power of Attorney.   Each Obligor hereby designates and appoints the Secured Party and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)            to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Secured Party may reasonably determine in respect of such Collateral;

(ii)           to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)          to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate;

(iv)          to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

(v)           to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

(vi)          to adjust and settle claims under any insurance policy relating to the Collateral;

(vii)         to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may determine necessary in order to perfect and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii)        to institute any foreclosure proceedings that the Secured Party may deem appropriate;

(ix)          to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Secured Party to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority; and

(x)           to do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Loan Documents pursuant to the stated terms thereof) remain outstanding or any Loan Document is in effect, and until all of the Revolving Commitments shall have been terminated. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to perfect, protect, preserve and realize upon its security interest in the Collateral.

(b)           Assignment by the Secured Party.  The Secured Party may from time to time assign the Credit Party Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor Secured Party in accordance with the terms of the Loan Agreement, and the assignee shall be entitled to all of the rights and remedies of the Secured Party under this Security Agreement in relation thereto.

(c)           The Secured Party’s Duty of Care.  Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Secured Party shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Secured Party shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

12.          Application of Proceeds.  After the exercise of remedies by the Secured Party pursuant to Section 9.2 of the Loan Agreement (or after the Revolving Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Loan Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Collateral, when received by the Secured Party in cash or its equivalent, will be applied in reduction of the Credit Party Obligations in the order set forth in Section 3.8(b) of the Loan Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Secured Party shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Secured Party’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13.             Continuing Agreement.

(a)           This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Loan Documents pursuant to the stated terms thereof) remain outstanding or any Loan Document is in effect, and until all of the Revolving Commitments shall have been terminated.   Upon such payment and termination, this Security Agreement shall be automatically terminated and the Secured Party shall, upon the request and at the expense of the Obligors, forthwith release all of the Liens and security interests granted hereunder and shall execute and/or deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.  Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b)           This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Credit Party Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event that payment of all or any part of the Credit Party Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Credit Party Obligations.

14.          Amendments; Waivers; Modifications.     This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.6 of the Loan Agreement.

15.          Successors in Interest.  This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder except as permitted by the Loan Agreement.

16.          Notices.   All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 10.1 of the Loan Agreement.

17.          Counterparts.   This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Security Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Secured Party.

18.          Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

19.          Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial; Venue.    THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  The terms of Section 10.10 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

20.          Severability.   If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

21.          Entirety.  This Security Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Security Agreement, the other Loan Documents or the transactions contemplated herein and therein.

22.          Survival.    All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Loan Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Loan Agreement.

23.             Joint and Several Obligations of Obligors.

(a)           Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Secured Party under the Loan Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b)           Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Credit Party Obligations, it being the intention of the parties hereto that all the Credit Party Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c)           Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

[signatures on following page]

SECURITY AGREEMENT
PREMIER, INC.

IN WITNESS WHEREOF, intending to be legally bound, each Obligor has caused this Agreement to be duly executed as of the date first above written.

PREMIER, INC., a Delaware corporation

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

PREMIER PURCHASING PARTNERS, L.P., a
California limited partnership

By:	Premier Plans, LLC General Partner

By:	/s/ Michael Alkire
Name:	Michael Alkire
Title:	Chief Operating Officer

PREMIER PHARMACY BENEFIT MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

PREMIER PLANS, LLC,
a Delaware limited liability company

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

PREMIER CAP. CORPORATION,
a California corporation

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

[signature pages continue]

SECURITY AGREEMENT
PREMIER, INC.

PREMIER SUPPLY CHAIN IMPROVEMENT, INC.,
a Delaware corporation

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

PROVIDER SELECT, LLC,
a Delaware limited liability company

By:	/s/ Craig McKasson
Name:	Craig McKasson
Title:	Treasurer

NS3 HEALTH, LLC,
a Florida limited liability company

By:	/s/ Anna-Marie Forest
Name:	Anna-Marie Forest
Title:	Secretary

NS3 SOFTWARE SOLUTIONS, LLC,
a Florida limited liability company

By:	/s/ Anna-Marie Forest
Name:	Anna-Marie Forest
Title:	Secretary

COMMCARE PHARMACY - FTL, LLC,
a Florida limited liability company

By:	/s/ Anna-Marie Forest
Name:	Anna-Marie Forest
Title:	Secretary

[signature pages continue]

SECURITY AGREEMENT

PREMIER, INC.

COMMCARE PHARMACY - WPB, LLC,
a Florida limited liability company

By:	/s/ Anna-Marie Forest
Name:	Anna-Marie Forest
Title:	Secretary

COMMCARE PHARMACY - MIA, LLC,
a Florida limited liability company

By:	/s/ Anna-Marie Forest
Name:	Anna-Marie Forest
Title:	Secretary

[signature pages continue]

SECURED PARTY:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne L. Morrison
Name:	Suzanne L. Morrison
Title:	Senior Vice-President

SCHEDULE 2(a)(iv)

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 4(a)

NAME CHANGES/CHANGES IN
CORPORATE STRUCTURE/TRADENAMES

Tradenames

Credit Party	Tradename
Premier, Inc.	Premier Inc. of Delaware

EXHIBIT A

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

[United States Copyright Office][Canadian Intellectual Property Office]

Ladies and Gentlemen:

Please be advised that (a) pursuant to the Security Agreement dated as of December [    ], 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association (the “Secured Party”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the copyrights, copyright licenses and copyright applications] shown on Schedule 1 attached hereto (the “Copyrights”) to the Secured Party and (b) the undersigned hereby grants to the Secured Party, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Copyrights.

The Obligors and the Secured Party hereby acknowledge and agree that the security interest in the Copyrights (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Copyright.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Secured Party

By:
Name:
Title:

Schedule 1

EXHIBIT B

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

[United States Patent and Trademark Office][Canadian Intellectual Property Office]

Ladies and Gentlemen:

Please be advised that (a) pursuant to the Security Agreement dated as of December [    ], 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association (the “Secured Party”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the patents, patent licenses and patent applications] shown on Schedule 1 attached hereto (the “Patents”) to the Secured Party and (b) the undersigned hereby grants to the Secured Party, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Patents.

The Obligors and the Secured Party hereby acknowledge and agree that the security interest in the Patents (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Patent.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Secured Party

By:
Name:
Title:

Schedule 1

EXHIBIT C

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

[United States Patent and Trademark Office][Canadian Intellectual Property Office]

Ladies and Gentlemen:

Please be advised that (a) pursuant to the Security Agreement dated as of December [    ], 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association (the “Secured Party”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the trademarks, trademark licenses and trademark applications] shown on Schedule 1 attached hereto (the “Trademarks”) to the Secured Party and (b) the undersigned hereby grants to the Secured Party, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Trademarks.

The Obligors and the Secured Party hereby acknowledge and agree that the security interest in the Trademarks (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Trademark.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Secured Party

By:
Name:
Title:

Schedule 1